UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22442

First Trust High Income Long/Short Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Explanatory Note

The Registrant is filing this amendment to its Form N-CSR for the period ended April 30, 2020, originally filed with the Securities and Exchange Commission on July 8, 2020 (Accession Number 0001445546-20-003294), to amend Item 1, “Reports to Stockholders—Additional Information—Submission of Matters to a Vote of Shareholders.” The sole purpose of this amendment is to add the information below regarding the vote of shareholders on the shareholder proposal which was proposed and voted on at the last annual meeting of the shareholders. Item 1, “Reports to Stockholders—Additional Information—Submission of Matters to a Vote of Shareholders” is hereby amended by adding a new paragraph as set forth below. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing (including the information previously reported in Item 1, “Reports to Stockholders—Additional Information—Submission of Matters to a Vote of Shareholders”).

The remainder of Item 1 and Items 2 through 12 of this Registrant’s Form N-CSR filed on EDGAR on July 8, 2020 (Accession Number 0001445546-20-003294) are incorporated herein by reference.

Item 1. Reports to Stockholders

Additional Information

Submission of Matters to a Vote of Shareholders

At the Annual Meeting, shareholders of the Fund voted against a shareholder’s proposal that all investment advisory and management agreements pertaining to the Fund between the Fund and First Trust Advisors L.P. shall be terminated, as soon as legally permitted (the “Shareholder Proposal”). 3,269,469 shares of the Fund voted for the Shareholder Proposal, 12,952,779 shares of the Fund voted against the Shareholder Proposal, and 332,892 shares of the Fund abstained. There were 14,444,622 broker non-votes in connection with the Shareholder Proposal.

* * * * *

Item 13. Exhibits

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust High Income Long/Short Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 1, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 1, 2020

* Print the name and title of each signing officer under his or her signature.